                                                                    EXHIBIT 99.1

                         CONSECO FINANCE SECURITIZATIONS
                   HOME IMPROVEMENT LOAN TRUST, SERIES 2000-B

     As of the Cut-off Date, the loans had loan rates ranging from 6.00% to 21.99% and a weighted average loan rate of 12.70%. As of the Cut-off Date, the loans had remaining maturities of at least 6 months but not more than 360 months and original maturities of at least 24 months but not more than 360 months. The loans had a weighted average term to scheduled maturity, as of origination, of 233 months, and a weighted average term to scheduled maturity, as of the Cut-off Date, of 230 months. The average principal balance of the loans as of the Cut-off Date was approximately $23,496.14 and the principal balances on the loans as of the Cut-off Date ranged from $1,196.49 to $313,836.18. The loans arise from loans relating to real property located in 48 states and the District of Columbia. By principal balance as of the Cut-off Date, approximately 14.48% of the loans were secured by real property located in California, 9.07% in New York, 8.04% in Texas, 6.59% in Pennsylvania, 5.38% in New Jersey and 5.01% in Florida. No other state represented 5% or more of the aggregate Cut-off Date principal balance of the loans. All of the loans are secured by a first, second, third or fourth lien on the related real estate and have a loan-to-value ratio, based on the current principal balances as of the Cut-off Date and except for those loans described in the next sentence, less than or equal to 100%.

    For purposes of the above calculations and the tables that follow, the outstanding principal balance of 3,959 loans that have a loan-to-value ratio greater than 100% was reduced to the principal balance that produces a current loan-to-value ratio of 100%, which we refer to as the collateral principal balance of that loan. The trust will be entitled to all principal payments made on these loans, and all calculations of principal amounts due on the certificates on each payment date will be calculated based on the the full amount of principal due on these loans.

     The following tables show the agregate characteristics of the loans. Percentages in these tables may not add up to 100.00% due to rounding.

                Geographical Distribution of Mortgaged Properties

                                                                           % of Loans by
                                                Aggregate Principal    Outstanding Principal
                            Number of Loans     Balance Outstanding        Balance as of
                           as of Cut-off Date    as of Cut-off Date        Cut-off Date
                           ------------------   -------------------    ---------------------
Alabama.................           205            $  5,468,632.95                1.82%
Arizona.................           351               8,084,367.65                2.70
Arkansas................           279               4,251,292.76                1.42
California..............         1,318              43,453,311.93               14.48
Colorado................           272               4,642,247.82                1.55
Connecticut.............           225               5,106,113.43                1.70
Delaware................            70               1,771,038.70                0.59
District Of Columbia....             8                  67,380.03                0.02
Florida.................           660              15,034,073.96                5.01
Georgia.................           368               8,168,701.08                2.72
Idaho...................            19                 464,556.00                0.16
Illinois................           606              11,619,622.77                3.87
Indiana.................           338               6,260,543.71                2.09
Iowa....................            79               2,076,471.01                0.69
Kansas..................           109               2,008,913.21                0.67
Kentucky................            41                 844,818.76                0.28
Louisiana...............            95               2,604,704.69                0.87
Maine...................           108               2,379,320.47                0.79
Maryland................           140               3,637,098.66                1.21
Massachusetts...........           170               3,898,578.26                1.30
Michigan................           598              13,275,626.98                4.43
Minnesota...............           144               3,210,594.18                1.07
Mississippi.............           104               1,765,237.55                0.59
Missouri................           378               6,910,274.70                2.30
Montana.................            35                 882,759.16                0.29
Nebraska................            40                 884,861.16                0.30
Nevada..................           188               5,293,722.98                1.77
New Hampshire...........            51               1,250,919.66                0.42
New Jersey..............           706              16,140,892.03                5.38
New Mexico..............           153               3,450,999.27                1.15
New York................         1,079              27,198,820.79                9.07
North Carolina..........           212               4,766,779.31                1.59
North Dakota............            23                 669,094.58                0.22
Ohio....................           417               7,759,330.68                2.59
Oklahoma................           147               2,727,098.32                0.91
Oregon..................            69               1,894,289.43                0.63
Pennsylvania............           815              19,776,912.75                6.59
Rhode Island............            42                 731,193.22                0.24
South Carolina..........           149               3,690,005.90                1.23
South Dakota............            27                 713,710.52                0.24
Tennessee...............            67                 850,484.53                0.28
Texas...................           969              24,121,188.32                8.04
Utah....................            20                 359,256.91                0.12
Vermont.................            32                 717,574.33                0.24
Virginia................           397               9,333,352.63                3.11
Washington..............           242               4,927,932.72                1.64
West Virginia...........            62               1,688,760.52                0.56
Wisconsin...............           104               2,539,633.11                0.85
Wyoming.................            37                 625,676.06                0.21
                                ------            ---------------              ------
    Total...............        12,768            $299,998,770.15              100.00%
                                ======            ===============              ======

                              Years of Origination

                                                                    % of Loans by
                                            Aggregate Principal Outstanding Principal
                          Number of Loans   Balance Outstanding     Balance as of
Year of Origination      as of Cut-off Date as of Cut-off Date      Cut-off Date
-------------------      ------------------ ------------------- ---------------------
1990....................            1         $      8,477.48              * %
1991....................           12               63,360.55            0.02
1992....................          320            1,828,914.64            0.61
1993....................           90              585,079.65            0.19
1994....................            1               22,394.03            0.01
1995....................            2               28,239.14            0.01
1996....................            6               62,602.78            0.02
1997....................           10              279,480.76            0.09
1998....................          159            5,753,906.31            1.92
1999....................        1,778           40,907,826.54           13.64
2000....................       10,389          250,458,488.27           83.48
                               ------         ---------------          ------
    Total...............       12,768         $299,998,770.15          100.00%
                               ======         ===============          ======
----------
*  Indicates an amount greater than zero but less than .005% of the aggregate principal balance of the initial and additional loans as of the applicable
   Cut-off Date.


                      Distribution of Original Loan Amounts


                                                                            % of Loans by
                                                     Aggregate Principal Outstanding Principal
  Original Loan Amount              Number of Loans  Balance Outstanding     Balance as of
      (in Dollars)                as of Cut-off Date  as of Cut-off Date      Cut-off Date
  --------------------            ------------------ ------------------- ---------------------
Less than $ 10,000..............          1,844         $ 12,154,818.41            4.05%
$ 10,000 to $ 19,999............          4,386           63,700,854.07           21.23
$ 20,000 to $ 29,999............          3,277           79,407,692.48           26.47
$ 30,000 to $ 39,999............          1,672           56,757,776.94           18.92
$ 40,000 to $ 49,999............            859           37,499,463.30           12.50
$ 50,000 to $ 59,999............            407           21,451,888.34            7.15
$ 60,000 to $ 69,999............             98            6,292,149.07            2.10
$ 70,000 to $ 79,999............             75            5,567,206.54            1.86
$ 80,000 to $ 89,999............             46            3,867,081.38            1.29
$ 90,000 to $ 99,999............             21            1,986,396.08            0.66
$100,000 to $109,999............             15            1,530,681.26            0.51
$110,000 to $119,999............             16            1,820,974.95            0.61
$120,000 to $129,999............             14            1,762,106.49            0.59
$130,000 to $139,999............             12            1,612,961.18            0.54
$140,000 to $149,999............              8            1,133,055.32            0.38
$150,000 to $159,999............              7            1,073,839.44            0.36
$160,000 to $169,999............              1              162,801.71            0.05
$180,000 to $189,999............              3              552,184.51            0.18
$200,000 to $209,999............              2              409,284.41            0.14
$210,000 to $219,999............              1              210,258.21            0.07
$230,000 to $239,999............              1              230,214.48            0.08
$240,000 to $249,999............              1              248,032.24            0.08
$250,000 to $259,999............              1              253,213.16            0.08
$310,000 to $319,999............              1              313,836.18            0.10
                                         ------         ---------------          ------
    Total...............                 12,768         $299,998,770.15          100.00%
                                         ======         ===============          ======

               Current Loan Rates--Initial and Additional Loans

                                            Aggregate Principal        % of Loans by
                          Number of Loans   Balance Outstanding   Outstanding Principal
Range of Loan Rates      as of Cut-off Date as of Cut-off Date  Balance as of Cut-off Date
-------------------      ------------------ ------------------- --------------------------
Less than 6.00%........            0          $             0                  0%
   6% to  6.99%........            6               202,610.92               0.07
   7% to  7.99%........           66             2,296,298.79               0.77
   8% to  8.99%........          426            14,410,997.62               4.80
   9% to  9.99%........        1,209            33,472,378.58              11.16
  10% to 10.99%........        1,339            33,738,068.53              11.25
  11% to 11.99%........        1,931            47,672,590.72              15.89
  12% to 12.99%........        2,288            51,025,076.89              17.01
  13% to 13.99%........        2,031            43,715,578.86              14.57
  14% to 14.99%........        1,496            31,994,852.17              10.66
  15% to 15.99%........          994            20,354,092.36               6.78
  16% to 16.99%........          579            12,300,118.79               4.10
Greater than 16.99%....          403             8,816,105.92               2.94
                              ------          ---------------             ------
    Total...............      12,768          $299,998,770.15             100.00%
                              ======          ===============             ======

                          Remaining Months to Maturity

Months Remaining to                         Aggregate Principal        % of Loans by
Scheduled Maturity        Number of Loans   Balance Outstanding   Outstanding Principal
as of Cut-off Date       as of Cut-off Date as of Cut-off Date  Balance as of Cut-off Date
-------------------      ------------------ ------------------- --------------------------
Less than 31............         194          $    736,091.45               0.25%
 31 to  60..............         691             6,473,631.15               2.16
 61 to  90..............         526             5,101,068.94                1.7
 91 to 120..............       2,284            34,862,588.03              11.62
121 to 150..............          89             1,441,884.12               0.48
151 to 180..............       3,157            69,560,280.70              23.19
181 to 210..............          19               368,441.24               0.12
211 to 240..............       1,662            42,599,457.92               14.2
241 to 270..............           7               155,965.24               0.05
271 to 300..............       4,118           136,836,488.13              45.61
331 to 360..............          21             1,862,873.23               0.62
                              ------          ---------------             ------
    Total...............      12,768          $299,998,770.15             100.00%
                              ======          ===============             ======

                                 Lien Positions

                                 Aggregate Principal         % of Loans by
               Number of Loans   Balance Outstanding   Outstanding Principal
Position      as of Cut-off Date as of Cut-off Date  Balance as of Cut-off Date
--------      ------------------ ------------------- --------------------------
First........       1,272          $ 45,215,469.59              15.07%
Second.......       9,473           208,805,598.35               69.6
Third........       2,013            45,803,067.01              15.27
Fourth.......          10               174,635.20               0.06
                   ------          ---------------             ------
    Total....      12,768          $299,998,770.15             100.00%
                   ======          ===============             ======